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                                                                      Exhibit 21


                              List of Subsidiaries


                                                               Jurisdiction of
                                                                Incorporation
                                                             -------------------
1022778 Alberta Ltd.                                           Alberta, Canada
Calgary, Alberta, Canada

Wilshire Oil of Canada Co.                                   Nova Scotia, Canada
Calgary, Alberta, Canada

San Francisco Oil                                            State of California

Rockland Resources                                            State of Oklahoma

Britalta Venezolano, Ltd.                                      Alberta, Canada
Calgary, Alberta, Canada

Sunrise Ridge Holding, Inc.                                   State of Delaware
Jersey City, NJ

Sunrise Ridge, L. L. C                                        State of Delaware
Jersey City, NJ

Biltmore Club Holding, Inc.                                   State of Delaware
Jersey City, NJ

Biltmore Club Apartments, L. L. C                             State of Delaware
Jersey City, NJ

350 Pleasant Valley  Corp                                    State of New Jersey
Jersey City, NJ

Global Equities Management Corp.                              State of Delaware
Jersey City, NJ

Wellington Holding, Inc.                                      State of Delaware
Jersey City, NJ

Wellington Apartments, L.L.C                                  State of Delaware
Jersey City, NJ

Van Buren Holding, Inc.                                       State of Delaware
Jersey City, NJ

Van Buren, L.L.C                                              State of Delaware
Jersey City, NJ

Belair Drive, LLC                                             State of Delaware
Jersey City, NJ

Alpine Village Holding, Inc.                                  State of Delaware
Jersey City, NJ

Alpine Village Apartments, L.L.C                              State of Delaware
Jersey City, NJ

Galsworthy Arms Holding, Inc.                                 State of Delaware
Jersey City, NJ

Galsworthy Arms Apartments, L.L.C                             State of Delaware
Jersey City, NJ